Exhibit 10.5

AGREEMENT TO SEEK A LENDER
(Agency Agreement)

Date:	Loan No.:

I engage REDWOOD MORTGAGE (the Broker) to act as my exclusive agent to find a lender or lenders willing to loan money to me in the principal amount of $_________ bearing interest at ________ percent (____%) per annum according to the terms of the Mortgage Loan Disclosure Statement/Good Faith Estimate (the Disclosure Statement) I have executed with Broker, a copy of which is attached to this Agreement, or upon other terms and conditions as I approve.  The loan is to be secured by a Deed of Trust on real property owned entirely or in part by me at _______________.

I agree to pay a brokerage commission, processing charges and fees for arranging the loan in accordance with the Disclosure Statement.

If my loan application is approved by Broker in its sole discretion, Broker shall use its best efforts to obtain a lender or lenders willing to loan the requested funds to me.  The Broker shall have the exclusive right to act as my agent in this regard for a period of sixty (60) days from the date the loan application is approved, except that if this loan application is for a loan which is subject to California Business and Professions Code 10243, then the period of agency shall be forty five (45) days from the date the loan application is approved.

I recognize that in addition to acting as my agent, Broker may also be acting as agent for lenders seeking borrowers such as private parties, institutional lenders or government agencies, including the lender which ultimately lends me money.  I agree that Broker may act as dual agent for me and for any lender to me.  In addition, I recognize that Broker may, if it so chooses, lend me its own funds or funds which it controls.

Broker shall incur no liability to me if it is unable to obtain a lender interested in loaning money to me, and Broker has no obligation to loan me its own funds.

If loan funds are not disbursed because of any information I fail to disclose accurately, for instance the existence and terms of any lien affecting the property which will be security for this loan, or actual title to such property, I understand that Broker has performed its duties and may incur expenses and liabilities to other parties.  Therefore, I agree to pay Broker the commission and all other expenses incurred in arranging the loan as listed in the Disclosure Statement as may be provided by law.

I hereby authorize Broker to deliver to a prospective lender credit information available to Broker, including reports received from Credit Reporting Agencies.

If applicable, Broker shall retain possession of original Note and original Deed of Trust, and forward them in accordance with the instructions of the lender.

I recognize and agree that this agreement may be terminated by Broker at any time before funding of the loan to me.  I further recognize and agree that this agreement shall automatically terminate when the loan funds are disbursed to me and that Broker has no further obligations to me at that time and that Broker may continue to act as agent for lender during the time the loan to me is outstanding.

I agree that all claims or disputes between me and Broker arising out of or relating to the loan, including Broker’s arranging of the loan and my disclosure of information to Broker shall be determined by binding arbitration in accordance with the rules of the American Arbitration Association and that the judgment of the arbitrators may be entered in a court of law.  I UNDERSTAND THAT BY SIGNING THIS AGREEMENT I AM GIVING UP THE RIGHT TO A JURY OR COURT TRIAL AND AGREEING TO HAVE DISPUTES DECIDED BY NEUTRAL ARBITRATORS.

I have read the above Agreement and I do agree.

____________________________________________                                                                                                                     ________________________
(Date)

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(Date)

THE REAL PROPERTY WHICH WILL SECURE THE REQUESTED LOAN IS MY RESIDENCE

Yes ______                      No _______
(BORROWER INITIAL YES OR NO)